Exhibit 10.9
FIRST AMENDMENT TO
FIRST AMENDED AND RESTATED LOAN AGREEMENT
     THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED LOAN AGREEMENT (this “First Amendment”), dated as of November 30, 2006, is between CITIZENS, INC., a Colorado corporation (“Borrower”), the banks listed on the signature pages hereto (“Banks”) and REGIONS BANK, an Alabama banking association, as administrative agent for Banks (“Administrative Agent”).
BACKGROUND
     A. Borrower, Administrative Agent and Banks are parties to that certain First Amended and Restated Loan Agreement, dated as of December 2, 2005 (the “Loan Agreement”). The terms defined in the Loan Agreement and not otherwise defined herein shall be used herein as defined in the Loan Agreement.
     B. Borrower has requested that Banks amend the Loan Agreement to extend the Maturity Date.
     C. Banks hereby agree to amend the Loan Agreement, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, Borrower, Administrative Agent and Banks covenant and agree as follows:
     1. AMENDMENTS TO LOAN AGREEMENT.
     (a) The definition of “Maturity Date” set forth in Section 1.1 of the Loan Agreement is hereby amended to read as follows:
     “Maturity Date” means the first to occur of (a) November 29, 2007, (b) the date the Revolving Commitment is terminated pursuant to Section 2.9 or 9.1 or (c) the date the Obligations are accelerated.
     (b) Article IV of the Loan Agreement is hereby amended by adding the following new Section 4.24 thereto to read as follows:
     Section 4.24 Anti-Terrorism Laws.
     (a) Except where any violations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and to the knowledge of the Borrower, neither the Borrower nor any of its Subsidiaries is in violation of any Laws relating to terrorism or money laundering (“Anti-Terrorism Laws”), including Executive Order No. 13224 on Terrorist Financing, effective September 23, 2001 (the “Executive Order”), and the Uniting and Strengthening America by Providing Appropriate Tools

Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 (signed into law on October 26, 2001) (the “USA PATRIOT Act”).
     (b) To the Borrower’s knowledge, neither the Borrower nor any of its Subsidiaries acting or benefiting in any capacity in connection with the Revolving Advances is any of the following:
     (i) a Person or entity that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;
     (ii) a Person or entity owned or controlled by, or acting for or on behalf of, any Person or entity that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order;
     (iii) a Person or entity which is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;
     (iv) a Person or entity that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order; or
     (v) a Person or entity that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website or any replacement website or other replacement official publication of such list.
     (c) To the Borrower’s knowledge, neither the Borrower nor any of its Subsidiaries acting in any capacity in connection with the Revolving Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Person described in clause (b) above, (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.
     (c) Article XI of the Loan Agreement is hereby amended by adding the following new Section 11.19 thereto to read as follows:
     Section 11.19 USA PATRIOT Act Notice. Each Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Bank to identify the Borrower in accordance with the USA PATRIOT Act.
     2. REPRESENTATIONS AND WARRANTIES TRUE; NO DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof:

     (a) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date;
     (b) no event has occurred and is continuing which constitutes a Default;
     (c) (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower, and (iii) this First Amendment and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;
     (d) neither the execution, delivery and performance of this First Amendment or the Loan Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with any Law or articles of incorporation or bylaws of the Borrower, or any indenture, agreement or other instrument to which the Borrower or any of its property is subject; and
     (e) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is required for the execution, delivery or performance by the Borrower of this First Amendment; and
     (f) this First Amendment shall not be in violation of, or create a default under, the Subordination Agreement.
     3. CONDITIONS TO EFFECTIVENESS. This First Amendment shall be effective upon satisfaction or completion of the following:
     (a) the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;
     (b) Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower and the Banks;
     (c) Administrative Agent shall have received a certified resolution of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this First Amendment;
     (d) Administrative Agent shall have received an opinion of Borrower’s General Counsel, as counsel to Borrower, in form and substance satisfactory to Administrative Agent, with respect to matters set forth in Sections 2(c), (d), (e), and (f) of this First Amendment;
     (e) Administrative Agent shall have received payment of all outstanding legal fees and expenses in respect of the Loan Agreement;

     (f) Borrower shall have delivered to (i) each Purchaser (as defined in the Subordination Agreement) an executed copy of this First Amendment and (ii) the Administrative Agent evidence of such delivery to such Purchasers; and
     (g) Administrative Agent shall have received in form and substance satisfactory to Administrative Agent and its counsel, such other documents, certificates and instruments as Administrative Agent shall require.
     4. REFERENCE TO THE LOAN AGREEMENT.
     (a) Upon the effectiveness of this First Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Loan Agreement, as affected and amended hereby.
     (b) The Loan Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.
     5. COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all reasonable costs and expenses of Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto).
     6. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.
     7. GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.
     8. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.
     9. ENTIRE AGREEMENT. THE LOAN AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED

BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

     IN WITNESS WHEREOF, this First Amendment is executed as of the date first set forth above.

BORROWER: CITIZENS, INC.

By:
Mark A. Oliver
President

ADMINISTRATIVE AGENT: REGIONS BANK

By:
Robin Ingari
Senior Vice President

BANKS: REGIONS BANK

By:
Robin Ingari
Senior Vice President

GUARANTY BANK

By:
Dan Leonard
Vice President